EXHIBIT 10.13


                              ACQUISITION LOAN NOTE

Dated as of October 28, 1998                                  New York, New York
                                                                   $2,250,000.00

         FOR VALUE RECEIVED, the undersigned, HI-RISE RECYCLING SYSTEMS, INC., a Florida corporation ("HI-RISE"), IDC ACQUISITION SUB, INC., a New York corporation ("IDC"), WILKINSON COMPANY, INC., an Ohio corporation ("Wilkinson"), RECYCLTECH ENTERPRISES INC., an Ontario corporation ("Recycltech"), HESCO SALES, INC., a Florida corporation ("Hesco"), UNITED TRUCK AND BODY CORPORATION, a Florida corporation ("United Truck"), HESCO EXPORT CORPORATION, a Florida corporation ("Hesco Export"), BPI ACQUISITION CORP., a South Carolina corporation ("Bes-Pac Acquisition Corp."), and DII ACQUISITION CORP., a Connecticut corporation ("Devivo Acquisition Corp.") (Hi-Rise, IDC, Wilkinson, Recycltech, Hesco, United Truck, Hesco Export, Bes-Pac Acquisition Corp. and Devivo Acquisition Corp. are sometimes collectively referred to herein as the "BORROWERS" and individually as a "BORROWER"), HEREBY JOINTLY AND SEVERALLY PROMISE TO PAY to the order of GENERAL ELECTRIC CAPITAL CORPORATION ("Lender"), at the offices of NATIONSBANK, N.A., a national banking association, as Revolver Agent for Lenders ("Revolver Agent"), at its address at 100 S.E. 2nd Street, 15th Floor, Miami, Florida 33131, Attention: Mr. John Foreman, or at such other place as Revolver Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of TWO MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS AND NO CENTS ($2,250,000.00) or, if less, the aggregate unpaid amount of all Acquisition Loan Advances made to the undersigned under the "Credit Agreement" (as hereinafter defined). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in ANNEX A thereto.

         This Acquisition Loan Note is one of the Acquisition Loan Notes issued pursuant to that certain Credit Agreement dated as of October 28, 1998, by and among Borrowers, General Electric Capital Corporation, NationsBank, N.A., Key Corporate Capital, Inc. and the other Persons signatory thereto from time to time as Lenders, General Electric Capital Corporation, as Administrative Agent and Revolver Agent (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), and is entitled to the benefit and security of the Credit Agreement, the Security Agreement and all of the other Loan Documents referred to therein. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid. The date and amount of each Acquisition Loan Advance made by Lenders to Borrowers, the rates of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Revolver Agent on its books; provided that the failure of Revolver Agent to make any such recordation shall not affect the obligations of Borrowers to make a payment when due of any amount owing under the Credit Agreement or this Note in respect of the Acquisition Loan Advances made by Lender to Borrowers.

         The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement.



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         If any payment on this Acquisition Loan Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

         Upon and after the occurrence of any Event of Default, this Acquisition Loan Note may, as provided in the Credit Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

         Time is of the essence of this Acquisition Loan Note. Demand, presentment, protest and notice of nonpayment and protest are hereby waived by each Borrower.

         Except as provided in the Credit Agreement, this Acquisition Loan Note may not be assigned by Lender to any Person.

         THIS ACQUISITION LOAN NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.

                  IN WITNESS WHEREOF, the undersigned Borrowers have caused this Acquisition Loan Note to be dated for reference as of the date first above written, but have in fact duly executed and delivered this Acquisition Loan Note this day of October, 1998.

                           HI-RISE RECYCLING SYSTEMS, INC., a Florida corporation

                           By: /s/
                               ----------------------------------------------
                               Name:
                               Title:

                           IDC ACQUISITION SUB, INC., a New York
                           corporation

                           By: /s/
                               ----------------------------------------------
                               Name:
                               Title:

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


                           WILKINSON COMPANY, INC., an Ohio corporation

                           By: /s/
                               ----------------------------------------------
                               Name:
                               Title:

                           RECYCLTECH ENTERPRISES INC., an Ontario
                           corporation

                           By: /s/
                               ----------------------------------------------
                               Name:
                               Title:

                           HESCO SALES, INC., a Florida corporation

                           By: /s/
                               ----------------------------------------------
                               Name:
                               Title:

                           UNITED TRUCK AND BODY CORPORATION, a
                           Florida corporation

                           By: /s/
                               ----------------------------------------------
                               Name:
                               Title:

                           HESCO EXPORT CORPORATION, a Florida
                           corporation

                           By: /s/
                               ----------------------------------------------
                               Name:
                               Title:


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


                           BPI ACQUISITION CORP., a South Carolina
                           corporation

                           By: /s/
                               ----------------------------------------------
                               Name:
                               Title:

                           DII ACQUISITION CORP., a Connecticut corporation

                           By: /s/
                               ----------------------------------------------
                               Name:
                               Title:


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